As filed with the Securities and Exchange Commission on April 17, 2001




                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K


                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported)  April 17, 2001
                                                     (April 17, 2001)



                        GLOBAL MARINE INC.
        (Exact name of registrant as specified in charter)



          Delaware                   1-5471                  95-1849298
(State or other jurisdiction of   (Commission             (I.R.S. Employer
incorporation or organization)     file number)          Identification No.)



    777 N. Eldridge Parkway,  Houston, Texas               77079-4493
   (Address of principal executive offices)                (Zip Code)




    Registrant's telephone number, including area code: (281) 596-5100

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

    99.1 Global Marine Inc. News Release dated April 17, 2001, announcing first quarter 2001 financial results.

ITEM 9.  REGULATION FD DISCLOSURE

On April 17, 2001, Global Marine Inc. issued a news release announcing its first quarter 2001 financial results. The news release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 9, including
Exhibit 99.1, shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GLOBAL MARINE INC.



Date: April 17, 2001               By: s/James L. McCulloch
                                       James L. McCulloch
                                       Senior Vice President,
                                       General Counsel and
                                       Assistant Secretary